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                                                             EXHIBIT 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS: That the undersigned officers and directors of Meadowbrook Insurance Group, Inc., a Michigan corporation, do hereby constitute and appoint Joseph C. Henry and Robert S. Cubbin, and each of them, the lawful attorneys and agents or attorney and agent, with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933 as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereto, and each of the undersigned hereby ratifies and confirms all that said attorneys and agents or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

        IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated opposite his name.



        SIGNATURE                       TITLE                           DATE
        ---------                       -----                           ----

  /s/ Merton J. Segal
---------------------------    Chairman, Chief Executive        March 5, 1997
     Merton J. Segal           Officer and Director
                               (Principal Executive Officer)
  /s/ Warren D. Gardner
---------------------------    Vice Chairman and Director       March 5, 1997
     Warren D. Gardner

  /s/ James R. Parry
---------------------------    Executive Vice President,        March 5, 1997
     James R. Parry            Chief Marketing Officer and
                               Director

---------------------------    Executive Vice President,        March  , 1997
     Robert S. Cubbin          Secretary and Director

  /s/ Joseph C. Henry
---------------------------    Executive Vice President,        March 5, 1997
     Joseph C. Henry           Treasurer and Director

---------------------------    Director                         March  , 1997
     David J. Campbell



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         SIGNATURE                      TITLE                        DATE
         ---------                      ------                       ----

---------------------------            Director                 March  , 1997
     Joseph S. Dresner

---------------------------            Director                 March  , 1997
     William K. Good

  /s/ Hugh W. Greenberg
---------------------------            Director                 March 7, 1997
     Hugh W. Greenberg

---------------------------            Director                 March  , 1997
     Florine Mark

---------------------------            Director                 March  , 1997
     Irvin F. Swider

  /s/ Bruce E. Thal
---------------------------            Director                 March 5, 1997
     Bruce E. Thal

---------------------------            Director                 March  , 1997
     Herbert Tyner